Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Commitments, Contingent Liabilities and Guarantees [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

23.  Commitments And Contingent Liabilities

In 2009, the Company executed an agreement to obtain technology outsourcing services through an outside service bureau, and those services began in June 2010. The agreement provides for termination fees if the Company cancels the services prior to the end of the 8-year commitment period. The termination fee would be an amount equal to one hundred percent of the estimated remaining value of the terminated services if terminated in the first contract year, ninety percent of the estimated remaining value of the terminated services if terminated in the second contract year, eighty percent and seventy percent of the remaining value of the terminated services if terminated in the third and fourth contract years, respectively, and sixty percent of the remaining value of the terminated services if terminated in contract years five through eight. Termination fees are estimated to be approximately $2,323,000 at December 31, 2012.    Since the Company does not expect to terminate these services prior to the end of the commitment period, no liability has been recorded at December 31, 2012.

The Company, from time to time, may be a defendant in legal proceedings relating to the conduct of its banking business. Most of such legal proceedings are a normal part of the banking business and, in management's opinion, the consolidated financial condition and results of operations of the Company would not be materially affected by the outcome of such legal proceedings.